EXHIBIT 10.1
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                        LICENSE AND DEVELOPMENT AGREEMENT
                        ---------------------------------

     This License and Development Agreement ("Agreement") is made and entered into effective as of March 24, 2006 (the "Effective Date") by and between Simtek Corporation, a Colorado corporation, located at 4250 Buckingham Drive, Suite 100 Colorado Springs, CO 80907 ("Simtek") and Cypress Semiconductor Corporation, a Delaware corporation, located at 3901 North 1st Street, San Jose, CA 95134 ("Cypress"), either of which may hereafter also be referred to as a "Party," or collectively as the "Parties" hereto.

                            W I T N E S S E T H

     WHEREAS, Cypress is in the business of designing, developing, manufacturing and marketing a variety of integrated circuits;

     WHEREAS, Simtek is in the business of, among other things, [designing, developing, manufacturing and marketing non-volatile SRAM ("nvSRAM") cells and related architectures;]

     WHEREAS, Cypress desires to license certain intellectual property from Simtek to develop and manufacture standard, custom and embedded nvSRAM products;

     WHEREAS, the Parties desire to co-develop certain nvSRAM products; and

     WHEREAS, the Parties desire to formalize an agreement to set forth their respective rights in certain technologies and wherein they will work together as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, the Parties agree as follows:

1.   GENERAL DEFINITIONS

     Capitalized terms used and not otherwise defined herein shall have the following meanings:

     1.1. "Affiliates" means, with respect to a given subject entity, an entity which controls, is controlled by or is under common control with the subject entity. Such entity shall be considered an Affiliate only so long as such control exists. For the purposes of this definition, "control" means beneficial ownership of more than fifty percent (50%) of the shares entitled to vote in the election of directors or other managing authority or, where there are no such shares, more than fifty percent (50%) of ownership interest representing the right to make decisions. "Wholly Owned Affiliates" means an entity which is one hundred percent (100%) controlled by the subject entity.

     1.2. "Category A Product" means a product which is primarily a memory, generally offered in multiple densities and sold as standard datasheet products to multiple customers, including all products set forth on Exhibit C.

     1.3. "Category B Product" means a product including significant differentiating features, generally customized as a CSIC (Customer Specific Integrated Circuit) or as an ASIC (Application Specific Integrated Circuit).

     1.4. "Category C Product" means a product having significant functionality independent of the nvSRAM. The part is typically programmable with the nvSRAM being one of many optional blocks.

     1.5. "Confidential Information" means any information regarding the business, finances or technology of either Party, including technical, marketing, financial, employee, and planning information, and any other information that a reasonable person should have known, under the circumstances, was confidential or proprietary.

     1.6. "Cypress Category A Revenue" means revenue earned by Cypress from the sale of Category A Products.


                         Simtek and Cypress Proprietary

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     1.7. "Cypress nvSRAM Products" means all Category A Products, Category B
Products and Category C Products manufactured and sold by or on behalf of Cypress.

     1.8. "Cypress SRAM IP" means circuits, schematics and other design elements from Cypress static random access memory products that are used to develop Category A Products.

     1.9. "Design Win" means an engagement to sell a given product to a given customer with respect to a given program or project.

     1.10. "Development" means any conception, invention, reduction to practice, or any modification, enhancement, improvement, or derivative thereto or thereof, including, without limitation, any correction, addition, extension, upgrade, compilation, abridgment, or other form in which a work is transformed or adapted, based on either the Simtek IP or the Cypress SRAM IP.

     1.11. "Intellectual Property" means all intellectual property rights as may exist now or hereafter come into existence regardless of whether such rights arise under the laws of the laws of the United States or any other state, country or jurisdiction, including, but not limited to: (a) all patent rights including all and all right, title and interest in and to all letters patent and applications for letters patent, and all other government-issued or -granted indicia of invention ownership, including any reissue, division, term extensions, continuation or continuation-in-part applications; (b) all copyrights and all other literary property and author (moral) rights, and all right, title and interest in and to all copyrights, copyright registrations, certificates of copyrights and copyrighted interests; (c) all trademarks, trade names and service marks, and all rights, title and interest in and to all applications, certifications and registrations therefor; (d) all mask work rights, mask work applications, and mask work registrations; (e) all rights, title and interest in and to all trade secrets and trade secret rights; (f) all licenses or license rights with respect to the foregoing; and (g) all other analogous rights, such as database rights.

     1.12. "New Cypress Processes" means future generations of Cypress process technologies, including, but not limited to, the S10 Process.

     1.13. "nvSRAM Products" means any products which include the nvSRAM cell.

     1.14. "Prior Production and Development Agreement" means the Production and Development Agreement between the Parties dated May 2005.

     1.15. "Responsible Officer" means, with respect to Cypress, Tom Surrette (or an appropriate replacement) and, with respect to Simtek, Harold Blomquist (or an appropriate replacement).

     1.16. "S8 Process" means the process used to produce (fabricate) nvSRAM Products based on the Cypress S8 0.13-micron SONOS technology.

     1.17. "S10 Process" means the process used to produce (fabricate) nvSRAM Products based on the Cypress S8 0.09-micron SONOS technology.

     1.18. "Simtek Category A Revenue" means revenue earned by Simtek from the sale of Category A products.

     1.19. "Simtek IP" means all Intellectual Property necessary for the design, architecture, development, manufacture and function of Simtek nvSRAM Products or the Simtek nvSRAM cell, and related architectures such as stacked FLASH, that is either owned or licensed by Simtek with sufficient rights for Simtek to make the grant of rights to Cypress contemplated in the Agreement.

     1.20. "Simtek nvSRAM Products" means all products set forth in Exhibit C.


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2.   LICENSES GRANTED

     2.1. Licenses to Cypress. Subject to the terms and conditions of this Agreement, Simtek grants and agrees to grant to Cypress a royalty-bearing, worldwide, nonexclusive license to the Simtek IP to make, have made, sell, offer for sale and import the Cypress nvSRAM Products. Cypress may sublicense the foregoing rights to its Wholly Owned Affiliates and, upon the prior consent of Simtek, its other Affiliates, provided that: (i) all such Affiliates comply with the terms and conditions of this Agreement; (ii) such sublicense shall only remain in effect so long as the sublicensee remains an Affiliate of Cypress;
(iii) a breach by any such Affiliate shall be treated as a breach by Cypress under this Agreement; and (iv) Cypress remains ultimately responsible and liable for any actions of any such Affiliate.

Unless earlier terminated in accordance with the terms of this Agreement, the license granted in this Section 2.1 shall terminate upon the last to expire of the Simtek IP rights subject to the license.

     2.2. Licenses to Simtek. Subject to the terms and conditions of this Agreement, Cypress grants and agrees to grant to Simtek a royalty-free, worldwide, non-exclusive, non-assignable (except as set forth in Section 18.1 below), non-sublicenseable license to the Cypress SRAM IP to make, have made, sell, offer for sale and import the Simtek nvSRAM Products and nvSRAM cells.

     2.3. No Other Rights. No other license, either express or implied, is granted hereunder with respect to any Intellectual Property of either Party except as expressly stated above in this Section 2 or otherwise in this Agreement.

3.   ROYALTIES; PAYMENTS; WARRANTS; AUDIT RIGHTS

     3.1. Royalties.

          3.1.1. Cypress shall pay Simtek a royalty in cash for all Cypress nvSRAM Products manufactured or sold by or on behalf of Cypress that incorporate Simtek nvSRAM Products or any portion thereof, or otherwise utilize any Simtek IP or Developments to or based on any Simtek IP, depending on the classification of the product as a Category A, Category B or Category C Product, in accordance with Exhibit A hereto (a "Royalty").

          3.1.2. The Royalty rates set forth on Exhibit A shall continue for the life of the S8 Process. The Parties agree to negotiate in good faith the Royalty rates for the licensing of Simtek IP for use in future Cypress processes such as the S10 Process and beyond. In no event shall such Royalty rates for future processes be more than 1.5 times the rates described on Exhibit A hereto.

     3.2. Reporting, Payment and Warrants.

          3.2.1. Cypress will provide Simtek with a report within 30 days of the completion of each Cypress fiscal quarter detailing the Royalties due during that quarter. Each report will include information sufficient for Simtek to determine the number and type(s) of nvSRAM Products manufactured and sold by or on behalf of Cypress during such month, the total revenue obtained by Cypress based on such manufacture and sales, and such other information related thereto as may be reasonably requested by Simtek. Cypress will accompany each such report with payment in full of all Royalties due during such quarter.

          3.2.2. Cypress shall make a non-refundable pre-payment of Royalties to Simtek in the amount of $4,000,000. Following receipt by Simtek of the $4,000,000 payment, Cypress will not be required to make any further payment of Royalties to Simtek until the total Royalties payable by Cypress under the Agreement exceed $4,000,000. The $4,000,000 payment will be made as follows: (a) concurrently with the execution of this Agreement, Cypress


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     will make a payment to Simtek in the amount of $2,000,000; and (b) Cypress shall make additional payments of $1,000,000 each on June 30, 2006 and December 31, 2006.

          3.2.3. Concurrently with the execution of this Agreement, Simtek shall execute and deliver to Cypress a warrant to acquire shares of common stock of Simtek in the form and upon the terms and conditions set forth in the Stock Purchase Warrant attached hereto as Schedule 1. Upon the payment of $1,000,000 from Cypress to Simtek on June 30, 2006 in accordance with
     Section 3.2.2(b), Simtek shall execute and deliver to Cypress a warrant to acquire shares of common stock of Simtek in the form and upon the terms and conditions set forth in the Stock Purchase Warrant attached hereto as
     Schedule 2. Upon the payment of $1,000,000 from Cypress to Simtek on December 31, 2006 in accordance with Section 3.2.2(b), Simtek shall execute and deliver to Cypress a warrant to acquire shares of common stock of Simtek in the form and upon the terms and conditions set forth in the Stock Purchase Warrant attached hereto as Schedule 3.

     3.3. Records. For at least 2 years after the year to which they pertain, but for not less than 1 year following the termination or expiration of this Agreement, each Party will maintain at its principal place of business complete and accurate records with respect to its activities pursuant to this Agreement, including in general all data reasonably required for verification of such Party's compliance with the terms of this Agreement, and as to Cypress the number and types of products shipped by or on behalf of Cypress, and revenues generated, under this Agreement in sufficient detail to permit the determination of Royalties due under this Agreement and the accuracy of the information provided to Simtek pursuant to this Section 3.

     3.4. Audit Rights. Simtek shall have the right to have an inspection and audit of all relevant accounting and sales books and records of Cypress by an independent auditor at Simtek's cost and expense. Unless otherwise agreed to in writing, such inspection and audit shall be conducted during Cypress' regular business hours at Cypress' regular business offices and in such a manner as not to interfere with Cypress' normal business activities. Such independent auditor shall sign a customary non-disclosure agreement in form and substance satisfactory to Cypress and shall disclose to Simtek only that information that is necessary to determine the Royalties and other payments due to Simtek. Notwithstanding the foregoing, Cypress shall not be required to disclose the name of, or otherwise identify, any customer. Such inspection and audit shall require at least 30 days advance written notice and shall be held no more frequently than once per calendar year. If such inspection and audit reveals that Cypress has underpaid Simtek for the amounts actually owed hereunder by 5% or more for the period audited, Cypress shall have the right to cure such "underbilling" within 60 days after being provided with written notice thereof. If the inspection and audit reveals an "underbilling" as stated above, Cypress will reimburse Simtek for all reasonable costs and expenses (not to exceed $15,000 on a per audit basis) incurred by Simtek in connection with such inspection and audit. In addition, Cypress will promptly pay to Simtek any amounts shown by any such inspection and audit to be owing plus interest at a rate of 18% per year or the maximum rate permitted by applicable law, whichever is less.

     3.5 Royalty Buy-Out. Once the total Royalties payable by Cypress under the Agreement exceed the $4,000,000 prepaid Royalty, the Parties agree to negotiate in good faith the terms and conditions under which Cypress would be allowed to buyout any future royalties that are due or might become due to Simtek under this Agreement.

4.   JOINT DEVELOPMENT OF PRODUCTS

     4.1. Joint Products. During the term of this Agreement, each Party will submit any nvSRAM Product incorporating or otherwise based on the Intellectual Property of the other Party (or any Developments to or based on any Intellectual Property of the other Party) for potential joint development and


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commercialization with the other Party using the process set forth in this
Section 4.1 (any such jointly developed and commercialized nvSRAM Product, a "Joint Product"). The Parties will determine whether any such nvSRAM Product of either Party should be treated as a Joint Product as follows:

          4.1.1. Approval Committee A committee comprised of not less than the Simtek Vice President of Marketing and Vice President of Engineering and two (2) representatives of equivalent level designated by Cypress shall comprise a Joint Product Development review and approval committee (the "Approval Committee").

          4.1.2. Submission of Products to the Committee. Prior to beginning the development or manufacture of any new nvSRAM Product incorporating or otherwise based on the Intellectual Property of the other Party (or any Developments to or based on any Intellectual Property of the other Party), each Party will submit the nvSRAM Product to the Approval Committee.

          4.1.3. Approval of Joint Products. The Approval Committee will consider whether any nvSRAM Product submitted to the Approval Committee should be a Joint Product. If after thirty (30) days following submission, the Approval Committee is unable to reach unanimous agreement on whether a particular nvSRAM Product should be a Joint Product initiative, the decision shall be escalated to an Escalation Review Committee consisting of the Responsible Officer for each of Cypress and Simtek (the "Escalation Review Committee"). The Escalation Review Committee shall negotiate in good faith and use reasonable efforts to reach an agreement with respect to the Joint Product initiative. If no agreement is reached within thirty (30) days of the date the Joint Product initiative is presented to the Escalation Review Committee, either Party shall be permitted to independently pursue the development of such Joint Product, subject to the terms of this Agreement.

          4.1.4. Development Agreement. Prior to beginning development or manufacture work on any Joint Product unanimously approved by the Approval Committee, the Approval Committee will approve the definition of the Joint Product, including its classification as a Category A, B or C Product. The Parties shall then execute a mutually acceptable development agreement including terms no less favorable to Simtek than those contained in the Prior Production and Development Agreement and mutually agree upon a statement of work that sets forth the tasks and responsibilities of each Party, the milestones for the project, the division of expenses between the Parties, royalty terms, if applicable, and any ownership terms to the extent not already addressed herein.

          4.1.5. Controlling Party. In the event a Party commits to approximately 75% or more of the time, effort and/or resources to develop a Joint Product in accordance with the agreed to statement of work (the "Controlling Party") and the other Party (the "Non-Controlling Party") wishes to sell such Joint Product, the Parties shall negotiate a royalty credit/debit for the Controlling Party, which would serve as a buy-in fee and grant the Non-Controlling Party rights to sell such Joint Product. It is intended that the fee would be set to approximately equalize the relative commitment of resources of the Parties as to the Joint Product and in any event bring the commitment of the Non-Controlling Party to more than 25% of the total commitment of resources for the Joint Product. For the purpose of identifying the division of expenses or relative contribution of each of the Parties to the development of a Joint Product (greater or less than 75%), the Parties shall use Cypress's New Product Plan milestone system, as then in effect (the "NPP"). The Parties may agree to use the NPP more fully during the term of this Agreement.

     4.2. Independent Development of Products. Notwithstanding anything to the contrary in this Agreement, either Party may independently develop, manufacture, or sell nvSRAM Products not incorporating or otherwise based on the Intellectual Property of the other Party (and not based on or incorporating or any Developments to or based on any Intellectual Property of the other Party) without submitting such nvSRAM Product to the process in Section 4.1.


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5.   PRODUCT RELATIONSHIP

     5.1. Category A Product Relationship. The Parties agree that, with respect to each Category A Product, the Cypress and Simtek relationship shall be implemented in three phases, as mutually determined by the Parties and as described below.

          5.1.1. During the first phase, Simtek shall grant Cypress a non-exclusive, royalty-free, worldwide right to buy from Simtek and resell Simtek nvSRAM Products, at the prices and on terms and conditions as set forth in Exhibit B.

          5.1.2. During the second phase, Cypress may purchase Simtek nvSRAM wafers directly from Simtek's foundries. The Parties shall negotiate wafer prices jointly with Simtek's foundries and Simtek shall take all reasonable steps to facilitate such negotiation and purchase by Cypress. Cypress shall be responsible for all remaining activities related to the manufacture of Category A Products to be sold by Cypress, including test, assembly and qualification, at Cypress facilities and for pre and post sales, application and failure analysis support; provided, however, the Parties agree to share failure analysis information on problems that are not specific to Cypress customers. To the extent permitted by applicable law or contract, each Party agrees to assist the other Party in obtaining the best pricing terms from such foundries. Simtek shall have the option to purchase assembly and test services from Cypress at mutually agreed upon prices, which shall be competitively priced in comparison to the market for such services. Cypress will pay a Royalty on the sale of nvSRAMs to any third party other than Simtek in accordance with the applicable Royalty rate table set forth in Exhibit A.

          5.1.3. During the third phase, Cypress will manufacture nvSRAM wafers in its own foundries and pay a Royalty to Simtek on the sale of nvSRAMs to any third party other than Simtek in accordance with the applicable Royalty rate table set forth in Exhibit A.

          5.1.4. During each phase of the product relationship, the Parties agree to share test program source code, characterization data, failure analysis and reliability and qualification data for all nvSRAM products.

     5.2. Registered Design Wins.

          5.2.1. The Parties shall, within ninety (90) days from the Effective Date, develop a program for the registration of Design Wins (the "Registration Program").

          5.2.2. Either Party wishing to register a Design Win through the Registration Program shall submit to the other Party, at a minimum the following regarding the Design Win: (i) customer name and location; (ii) name of responsible party at the customer location; (iii) project name relating to the Design Win; (iv) application and nvSRAM product(s) designed into the specific project; (v) estimated annual usage of nvSRAMs by the specific project; (vi) projected production start date of the project; and
     (vii) responsible sales manager applying for registration. Provided that the Design Win is accepted for registration under the rules of the Registration Program, the Design Win will be deemed a "Registered Design Win".

          5.2.3. For any given Registered Design Win, the Party registering the Registered Design Win will be considered the prime supplier for the specific product as used in the specific process or project that is the subject of the Registered Design Win. The other Party will be considered the secondary supplier for such product and process or project. If the secondary supplier sells to a Registered Design Win of the prime supplier, the secondary supplier will be required to pay to the prime supplier, in addition to any other fees or royalties due under any other provision of this Agreement, a premium royalty fee equal to ***(1) of the product revenue realized by the secondary supplier with respect to the specific Registered Design Win. Subject to applicable laws, the Parties shall not actively pursue sales which represent pre-existing Registered Design Wins for the other Party.


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(1)  A portion of Section 5.2.3 has been omitted pursuant to a confidential treatment request with the Commission and has been filed separately with the Commission.

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          5.2.4. Each Party registering a Design Win will use commercially reasonable efforts to update the registration information for the Registered Design Win at least monthly (with "on change" notice if possible).

          5.2.5. Provided that the project or product applicable to a Registered Design Win remains fundamentally unchanged by the customer applicable to the Design Win, the Registered Design Win will apply for the life of the project or product. Any updates to the project or product made independently by the customer will be considered a part of the existing Design Win and not a new Design Win, provided however, at a minimum, the following examples of changes would constitute a new design for the purposes of Registration: changes to the customer assigned part number of the applicable Simtek or Cypress device, excluding rev level; a change in the microprocessor to which the Simtek or Cypress nvSRAM is connected, or where more than 10% of the devices used to implement the system board design to which a Registration applies have been changed.

          5.2.6. If a dispute arises regarding the registration of a Design Win or regarding the scope of any Registered Design Win, the Parties will submit the dispute to a Design Win committee comprised of not less than the Simtek Vice President of Marketing and Vice President of Engineering and two (2) representatives of equivalent level designated by Cypress. The committee will consider and attempt to resolve the dispute. If after thirty
     (30) days following submission, the committee is unable to reach unanimous agreement as to a resolution of the dispute, the decision shall be escalated to the Responsible Officers for each of Cypress and Simtek. The Responsible Officers will negotiate in good faith and use reasonable efforts to reach a resolution for the dispute. If no agreement is reached within thirty (30) days of the date the dispute is presented to the Responsible Officers, either Party may address the dispute under Section 21.2.

     5.3. Independent Sale Right. Simtek shall have the right to buy and resell Category A and B Products manufactured by Cypress on terms to be negotiated in good faith on a product-by-product basis, but not Category C Products.

6.   MANUFACTURING SUPPORT

     6.1. Production Planning and Production.

          6.1.1. Cypress will perform all obligations necessary for the production and delivery of all Simtek nvSRAM Products in accordance with the terms of this Agreement. Simtek shall have reasonable access to manufacturing capacity from Cypress' own fabrication facilities as well as joint venture fabrication facilities. Cypress shall supply to Simtek from its own and joint venture fabrication facilities through the Cypress Foundry Business Unit, and shall provide all manufacturing services as contemplated in this Agreement through the Cypress Foundry Business Unit. Additional engineering services shall be provided to Simtek at a price to be negotiated by the parties through such other groups within Cypress as from time to time may be assigned by the Responsible Officer of Cypress in his sole discretion.

          6.1.2. If the Parties agree to jointly implement a common manufacturing process, or jointly develop and market Category B Products, the Parties shall use commercially reasonable efforts to work with an independent outside fabrication facility to install a compatible process whereby identical form, fit, and function products may be manufactured specifically for Simtek.

          6.1.3. Simtek shall be granted terms for foundry services from Cypress, which shall include business practices common to the foundry industry such as lead-times, manufacturing cycle times, priority fabrication runs, yield enhancement and related actions.


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          6.1.4. The Parties shall review in good faith the terms of the commercial relationships on a regular basis and negotiate wafer prices, costs for back-end services, and other commercial terms as reasonably requested by Simtek.

          6.1.5. Simtek may perform acceptance testing on any Simtek nvSRAM Products in any shipment of Simtek nvSRAM Products received from Cypress in accordance with Simtek's then-current testing procedures and specifications for the Simtek nvSRAM Products.

          6.1.6. If acceptance testing identifies any failure of a Simtek nvSRAM Product in any shipment of Simtek nvSRAM Products received from Cypress to operate in conformance with Simtek's applicable specifications for such Simtek nvSRAM Product (a "Defect"), Simtek will notify Cypress of the Defect and indicate to Cypress that Simtek is either rejecting in whole or in part the shipment of Simtek nvSRAM Products or waiving the Defect. If Simtek does not issue either a notice of rejection or waiver of any Simtek nvSRAM Product in any shipment of Simtek nvSRAM Products within 10 business days of receipt of the shipment of Simtek nvSRAM Products from Cypress, the Simtek nvSRAM Products in such shipment will be deemed accepted by Simtek.

          6.1.7. Following notice of any Defect, unless waived by Simtek, the Approval Committee shall meet with senior management from Cypress and Simtek no later than 15 days after notice of such Defect to agree upon an Action Plan covering the affected Simtek nvSRAM Products.

     6.2. Quality Control and Certification.

          6.2.1. Cypress will produce and deliver all Simtek nvSRAM Products in accordance with the quality standards used on similar products made and distributed by Cypress (including products not using the S8 Process).

          6.2.2. As part of its quality assurance obligations, Cypress will conduct testing of Simtek nvSRAM Products after acceptance of such Simtek nvSRAM Products in accordance with reasonable industry practices. If testing of Simtek nvSRAM Products indicates a problem with the quality of the Simtek nvSRAM Products generally based on evidence of failure of the Simtek nvSRAM Products, then the Approval Committee shall meet with senior management from Cypress and Simtek no later than 15 days after notice of such failure of the Simtek nvSRAM Products to create an Action Plan to correct the problem.

          6.2.3. Simtek reserves the right to request changes in the Simtek nvSRAM Products at Cypress' expense (or to take such action as it may deem reasonable to protect its rights) based on a material breach of the terms of this Section 6.2 by Cypress.

7.   CUSTOMER SUPPORT

     7.1. Customer support and initial failure analysis of Joint Products will be the responsibility of the Party selling the Joint Product to the end user.

     7.2. Upon request by Cypress and with data substantiating a Simtek IP-related issue on a Cypress customer return, Simtek will provide Cypress with failure analysis support of the identified or suspected Simtek IP-related concern(s).

     7.3. Upon request by Simtek and with data substantiating either a process or Cypress SRAM IP-related issue on a Simtek customer return, Cypress will provide Simtek with failure analysis support of the identified or suspected process or Cypress SRAM IP-related concern(s), as applicable.


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8.   PROPRIETARY INFORMATION

     This Agreement is made subject to, and all Confidential Information of the other Party obtained by either Party under this Agreement will be governed by, the terms set forth in Exhibit E.

9.   RIGHTS IN INTELLECTUAL PROPERTY

     9.1. Simtek Rights. Simtek will retain ownership of all right, title and interest in and to the Simtek IP. Except for the rights and licenses in and to the Simtek IP expressly granted to Cypress under this Agreement, no other rights are granted by Simtek in or to the Simtek IP under this Agreement and nothing in this Agreement will be construed as granting by implication, estoppel, or otherwise, any license or rights under patents, trade secrets, know-how, copyrights, or other Intellectual Property of Simtek to Cypress. All Intellectual Property in and to any Developments invented solely by Simtek under the Agreement, whether or not based on or derived from Cypress SRAM IP, shall be solely owned by Simtek and subject to the licenses in this Agreement.

     9.2. Cypress Rights. Cypress will retain ownership of all right, title and interest in and to the Cypress SRAM IP. Except for the rights and licenses in and to the Cypress SRAM IP expressly granted to Simtek under this Agreement, no other rights are granted by Cypress in or to the Cypress SRAM IP under this Agreement and nothing in this Agreement will be construed as granting by implication, estoppel, or otherwise, any license or rights under patents, trade secrets, know-how, copyrights, or other Intellectual Property of Cypress to Simtek. All Intellectual Property in and to any Developments invented solely by Cypress in connection with the Agreement, whether or not based on or derived from Simtek IP, shall be solely owned by Cypress and subject to the licenses in this Agreement.

     9.3. Joint Rights. Intellectual Property invented jointly by both Simtek and Cypress in connection with this Agreement, whether or not based on or derived from Simtek IP or Cypress SRAM IP ("Joint Intellectual Property") shall be jointly owned by Simtek and Cypress and subject to the licenses in this Agreement. For the avoidance of doubt, derivatives, including improvements or enhancements, to any existing Intellectual Property, will be owned by the original owner of the existing Intellectual Property. Except as otherwise set forth in this Agreement, neither Simtek nor Cypress shall have any obligation to account to the other for profits, or to obtain any approval of the other Party to license or otherwise exploit, Intellectual Property jointly owned by Simtek and Cypress by reason of such joint ownership. Each Party shall be responsible for protection of its own Intellectual Property at its own expense and in its sole discretion. The Parties agree to cooperate in good faith as needed with respect to enforcement, filing and pursuit of applications for protection and registration of jointly owned Intellectual Property, and other activities related to the jointly owned Intellectual Property. The Parties shall mutually agree in advance upon the filing of applications for protection and registration of jointly owned Intellectual Property and other actions to pursue protection for jointly owned Intellectual Property, and the division of expenses and responsibilities between the Parties for such activities.

     9.4. Cross-License. Subject to the terms and conditions of this Agreement, each Party grants and agrees to grant to the other Party an unrestricted, fully paid, worldwide, perpetual, irrevocable, non-exclusive license to use, make, have made, sell, offer for sale and import any Intellectual Property owned by that Party which is a Development of the Intellectual Property of the other Party licensed under this Agreement.

     9.5. Procedures. To the extent necessary to provide either Party with the foregoing ownership rights in the any Developments, each Party agrees to and hereby does assign to the other Party any and all right, title and interest that it may have or acquire in and to any Developments conceived of, discovered, developed, made, or reduced to practice by the other Party. At the other Party's request and expense, each Party will execute and deliver such instruments, and take such other actions as may be reasonably requested by the other Party to perfect, defend, or otherwise protect such ownership rights of the other Party in any Developments.

                         Simtek and Cypress Proprietary

     9.6 Effect of Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by each Party to the other Party are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code") (or any other section(s) of the bankruptcy Code in effect on the Effective Date of this Agreement that address rights in executory contracts), licenses of rights to "intellectual property" as such term is defined in the Bankruptcy Code. The parties agree that each Party shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code, including its right to accept, reject, or retain such licenses and rights in the event of such Party's or the other Party's bankruptcy.


10.  WARRANTIES AND COVENANTS; INDEMNITY; DISCLAIMER; LIMITATION OF LIABILITY

     10.1. Warranties By Both Parties. Each Party represents and warrants as follows:

          10.1.1. it has full power and authority to enter into and perform the obligations under this Agreement, and the person signing this Agreement on such Party's behalf has been duly authorized and empowered to enter into this Agreement;

          10.1.2. it will at all times comply with all applicable laws and regulations and refrain from any unethical conduct or any other conduct that tends to damage the reputation of the other Party or its products or services in performing under this Agreement;

          10.1.3. it is the owner or has the right to license or sublicense all of the rights in Intellectual Property transferred by such Party under this Agreement;

          10.1.4. it has the right to grant the licenses and other rights granted to the other Party under this Agreement without the infringement of the Intellectual Property rights of any third party; and

          10.1.5. it has not previously granted any rights to its Intellectual Property to any third party which are conflicting, equal or senior to the licenses granted to the other Party herein.

     10.2. DISCLAIMER OF OTHER WARRANTIES. THE EXPRESS REPRESENTATIONS, WARRANTIES AND COVENANTS IN THIS SECTION 10 ARE IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED, OR STATUTORY, REGARDING THIS AGREEMENT, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND NON-INFRINGEMENT OF THIRD-PARTY RIGHTS.

     10.3. General Indemnity Obligations. Each Party (the "Indemnifying Party") will indemnify, defend and hold harmless the other Party, its Affiliates, and such party and its Affiliates' respective officers, directors, employees, agents, contractors, successors and assigns (collectively, the "Indemnified Party"), from any and all losses, costs, expenses, liabilities and damages reasonably incurred resulting from or relating to under any settlement, litigation or final judgment, and all related reasonable costs and expenses, including reasonable legal fees, fines, interest and penalties ("Losses") arising from, in connection with, or based on allegations, claims, suits, or proceedings of any of the following:

          10.3.1. third party claims arising out of the Indemnifying Party's performance under this Agreement, including breach of this Agreement;

          10.3.2. third party claims arising out of the Indemnifying Party's failure to observe or perform any duties or obligations to third parties, including its subcontractors;

          10.3.3. third party claims arising out of the production delivery, or intended use of nvSRAM Products due to the Indemnifying Party's negligence or willful misconduct;

                         Simtek and Cypress Proprietary

          10.3.4. third party claims arising out of the Indemnifying Party's gross negligence or willful misconduct;

          10.3.5. the Indemnifying Party's breach of its obligations with respect to Confidential Information of the other Party; or

          10.3.6. as set forth in Section 17.

     10.4. IP Infringement Indemnification. The Indemnifying Party will further indemnify, defend and hold harmless the Indemnified Parties from any and all Losses arising from, in connection with, or based on allegations, claims, suits, or proceedings brought against the Indemnified Parties that (1) the Intellectual Property of the Indemnifying Party or the nvSRAM products designed, developed, manufactured, marketed or sold by or on behalf of the Indemnifying Party infringe any Intellectual Property (including misappropriation of trade secrets) of any third party, or (2) that the Indemnifying Party does not have sufficient rights in its Intellectual Property to enable the Indemnified Parties to perform their obligations under this Agreement or exercise any of the rights granted to the Indemnified Parties under this Agreement. If the Intellectual Property or any nvSRAM product of the Indemnifying Party becomes, or in the Indemnifying Party's opinion is likely to become, the subject of an infringement claim, then the Indemnifying Party may, at its option and expense, either: (a) procure for the Indemnified Parties the right to continue exercising the rights in question; or (b) replace or modify the allegedly or potentially infringing processes or materials so that such processes or materials become non-infringing. The foregoing obligations in this Section 10.5 will not apply to the extent that any allegation, claim, suit, or proceeding is based on the Intellectual Property of the Indemnified Parties.

     10.5. Indemnification Procedures. The indemnity obligation of the parties under this Section 10 are contingent upon the following conditions: (a) the Indemnified Party must promptly notify the other Party in writing of the claim giving rise to indemnification; (b) the Indemnifying Party will have sole control over the defense and settlement of the indemnified claim (provided that each Indemnified Party will have the right to participate in such action, at its own expense, using counsel of its choice and that the Indemnifying Party may not enter into any settlement that would impose any non-monetary obligation on the Indemnified Parties without first obtaining the consent of the Indemnified Parties); and (c) each Indemnified Party will provide the Indemnifying Party with reasonable assistance in the defense of the indemnified claim at the expense of the Indemnifying Party.

     10.6. Limitation of Liability. EXCEPT FOR EACH PARTY'S INDEMNIFICATION OBLIGATIONS UNDER THIS SECTION 10, OR A BREACH OF SECTIONS 8 OR 9 AND NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT: (1) IN NO EVENT WILL EITHER PARTY'S TOTAL AGGREGATE LIABILITY TO THE OTHER ARISING FROM OR RELATING TO THIS AGREEMENT EXCEED THE AMOUNT OF ROYALTIES PAYABLE TO SIMTEK BY CYPRESS UNDER THIS AGREEMENT DURING THE PREVIOUS 12 MONTH PERIOD PRECEDING THE EVENTS GIVING RISE TO SUCH LIABILITY, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT OR OTHERWISE (IT BEING UNDERSTOOD THAT THE ROYALTIES PAYABLE INCLUDE ACTUAL ROYALTY AMOUNTS PAYABLE TO SIMTEK AND DO NOT INCLUDE ANY PREPAYMENTS BY CYPRESS); AND (2) NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, EXEMPLARY OR SPECIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOST DATA, INFORMATION OR MATERIALS, LOST PROFITS OR REVENUE, BUSINESS INTERRUPTION, DOWNTIME OR UNAVAILABILITY, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EACH PARTY ACKNOWLEDGES THAT THE FEES SET FORTH IN THIS AGREEMENT REFLECT THE ALLOCATION OF RISK SET FORTH IN THIS AGREEMENT AND THAT THE OTHER PARTY WOULD NOT ENTER INTO THIS AGREEMENT WITHOUT THESE LIMITATIONS ON ITS LIABILITY, AND EACH PARTY AGREES

                         Simtek and Cypress Proprietary

THAT THESE LIMITATIONS WILL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. THE FOREGOING LIMITATIONS OF LIABILITY ARE INDEPENDENT OF ANY EXCLUSIVE REMEDIES FOR BREACH OF WARRANTY SET FORTH IN THIS AGREEMENT.

11.  REVENUE BALANCING

     11.1. During the term of this Agreement, Cypress shall not use Simtek IP to compete with Simtek's Category A Products, as such products are identified on Exhibit C hereto, in a manner that has a material adverse effect on Simtek's business.

     11.2. In the interest of Simtek's position in the market for Category A Products, if during any fiscal quarter prior to December 31, 2008, the ratio of Cypress' Category A Revenue exceeds *** times but less than *** times (***x but less than ***x) that of Simtek's Category A Revenue and Simtek has continued to conduct its Category A Business with the good faith pursuit of a reasonable market share, then Cypress will pay to Simtek a revenue balancing royalty of ***(2) of Excess Revenue I (as defined in Exhibit D). As long as Simtek's Category A Revenue exceeds the Threshold as described in Exhibit D, no Royalty Balancing shall be due.

     11.3. If during any fiscal quarter prior to December 31, 2008, the ratio of Cypress' Category A Revenue exceeds *** times (***x) that of Simtek's Category A Revenue and Simtek has continued to conduct its Category A Business with the good faith pursuit of a reasonable market share, then Cypress will pay to Simtek a revenue balancing royalty of ***(3) of Excess Revenue II (as defined in Exhibit D). As long as Simtek's Category A Revenue exceeds the Threshold as described in Exhibit D, no Royalty Balancing shall be due.

     11.4. Any additional royalty generated under Sections 11.2 and 11.3 shall be in place of, not in addition to, the Royalties due under Section 3.1 on any portion of revenue that is Excess Revenue or Excess Revenue II. Notwithstanding the foregoing, the Excess Revenues shall be deemed not to have had a material adverse effect on Simtek's business, and Cypress shall not be required to pay the additional royalty rate set forth above in Sections 11.2 and 11.3, if Cypress can show that the growth of Cypress' Category A Revenue was consistent with the global nvRAM market growth, as reported by Webfeet Research or another industry report that is deemed applicable and acceptable to the Parties. Upon mutual agreement, the parties may agree to define terms to extend the revenue balancing royalty beyond December 31, 2008.

12.  RIGHTS OF FIRST NEGOTIATION

     12.1. Cypress Right of Notice and Negotiation.

          12.1.1. In the event Simtek proposes a sale of all or substantially all of its assets to a third party, or a merger, acquisition or similar transaction with a third party which would result in Simtek's equity holders immediately prior to such transaction holding less than fifty percent (50%) of the voting power of the surviving, continuing or purchasing entity (collectively, for purposes of this Section 12.1.1, a "Simtek Proposed Transaction"), Simtek shall give written notice of the Simtek Proposed Transaction to Cypress, setting forth the material terms and conditions thereof (to the extent permissible under then-existing confidentiality obligations). Cypress shall have a non-exclusive right for a period of 15 days to negotiate with Simtek. If the Parties are unable to agree upon the terms and conditions of an alternative to the Simtek Proposed Transaction, or revisions thereto, involving Simtek and Cypress, where the Board of Directors of Simtek, shall, in its sole discretion, determine that the alternative involving Simtek and Cypress is not superior to the Simtek Proposed Transaction, or revisions thereto, within said period, Simtek may proceed to enter into such sale, merger, acquisition or similar transaction whether on terms contemplated by the Simtek Proposed Transaction or otherwise. In the event Simtek is an active selling process with one or more bidders to sell all or substantially all of its assets (whether through merger or otherwise), the aforementioned non-exclusive right to negotiate shall not reset for each subsequent third party

---------------------
(2) Portions of Section 11.2 have been omitted pursuant to a confidential treatment request with the Commission and have been filed separately with the Commission.

(3) Portions of Section 11.3 have been omitted pursuant to a confidential treatment request with the Commission and have been filed separately with the Commission.

                         Simtek and Cypress Proprietary
     acquiror. In the event Simtek is an active selling process with one or more bidders to sell all or substantially all of its assets (whether through merger or otherwise), the aforementioned 15 day negotiation right will apply.

          12.1.2. Notwithstanding the foregoing,

               (1) Simtek may license or otherwise grant rights to the Simtek IP to any third party for use in a *** Application only with Cypress' prior written consent, which consent shall not be unreasonably withheld. For purposes of this Agreement, a "*** Application" will mean a ***(4).

               (2) If Simtek proposes a license or transfer of any part of, or rights to, the Simtek IP under terms that are more favorable to a third party competitor of Cypress than those extended to Cypress under this Agreement (taking into account the nature of the Simtek IP, the rights in the Simtek IP, the consideration, and the other business, financial and technical aspects of the proposed license or transfer), Simtek shall give written notice of the proposed license or transfer to Cypress, setting forth the material terms and conditions thereof. Cypress shall have the right for a period of 15 days to negotiate with Simtek. If the Parties are unable to agree upon the terms and conditions of the proposed license or transfer within said period, Simtek may proceed to enter into the proposed license or transfer with the third party, on terms and conditions not more favorable than those originally offered to Cypress. In the event Simtek is an active selling process with one or more bidders to sell all or substantially all of its assets (whether through merger or otherwise), the aforementioned non-exclusive right to negotiate shall not reset for each subsequent third party acquiror. In the event Simtek is an active selling process with one or more bidders to sell all or substantially all of its assets (whether through merger or otherwise), the aforementioned 15 day negotiation right will apply.

               (3) The Parties do not intend to otherwise restrict Simtek with regard to Simtek's right to license its Intellectual Property to third parties, regardless of the relationship established under this Agreement.

     12.2. Simtek Right of First Negotiation. In the event that Cypress proposes a sale of assets that is intended primarily as a sale of all or substantially all of its assets of its nvSRAM business, or a merger, acquisition or similar transaction relating specifically to its nvSRAM business, but not Cypress generally or in combination with any material and substantial portion of Cypress' other businesses (collectively, for purposes of this Section 12.2, a "Cypress Proposed Transaction"), Cypress shall give written notice of the Cypress Proposed Transaction to Simtek, setting forth the material terms and conditions thereof. Simtek shall have the right for a period of 15 days to negotiate with respect to Simtek or its Affiliate entering into the Cypress Proposed Transaction with Cypress. If the Parties are unable to agree upon the terms and conditions of an alternative to the Cypress Proposed Transaction involving Cypress and Simtek within said period, Cypress may proceed to enter into the Cypress Proposed Transaction with the third party, on terms and conditions not more favorable than those offered to Simtek under this Section 12.2; provided, however, if the Cypress Proposed Transaction is not consummated within ninety (90) days, the foregoing provisions of this Section 12.2 shall again apply to the Cypress Proposed Transaction and Simtek shall have a right of first negotiation with respect to the Cypress Proposed Transaction.

13.  TERM; TERMINATION

     13.1. Term. This Agreement shall be effective as of the Effective Date and, unless sooner terminated under the provisions of this Agreement, will continue in force until December 31, 2010.


---------------------
(4) Portions of Section 12.1.2(1) have been omitted pursuant to a confidential treatment request with the Commission and has been filed separately with the Commission.

                         Simtek and Cypress Proprietary

     13.2. Termination Upon Default. Either Party may terminate this Agreement if the other Party breaches any material provision of this Agreement and does not cure such breach within 60 days after being provided with written notice thereof, or, in the event that such breach is not reasonably capable of cure with 60 days, does not provide the other Party with a written Action Plan for curing such breach, including a reasonable deadline for curing such breach, and take reasonable steps to implement such Action Plan within such reasonable deadline.

     13.3. Bankruptcy or Insolvency. Either Party may terminate this Agreement by notice to the other Party if the other Party: (i) becomes insolvent; (ii) fails to pay its debts or perform its obligations in the ordinary course of business as they mature; (iii) admits in writing its insolvency or inability to pay its debts or perform its obligations as they mature; or (iv) makes an assignment for the benefit of creditors.

     13.4. Effect of Termination. Upon termination of this Agreement by either Party under Sections 13.2 or 13.3: (1) all licensed rights granted in this Agreement to the non-terminating Party will immediately cease to exist; (2) the non-terminating Party will return to the other Party all physical embodiments (including, but not limited to, drafts, notes, sketches, documents, drawings, and samples) of the Intellectual Property and Confidential Information of the other Party; and (3) any amounts owed by the non-terminating Party to the other Party under this Agreement before such termination will be immediately due and payable. For the avoidance of doubt, upon termination of this Agreement by either Party under Sections 13.2 or 13.3, or upon any expiration of this Agreement, the licenses granted to the terminating Party (or, in the case of an expiration, both Parties) under Section 2.1 and the related obligations (including as to Royalties) shall survive the termination of this Agreement as provided in Section 2.1. The following Sections will survive termination or expiration of this Agreement for any reason: Sections 1, 3, 8, 9, 10.2, 10.6, 13.4, 15, 16, 18, 19, 20, 21, 22, 23, 24, 25, and 26.

14.  INSURANCE

     Each Party shall maintain and carry throughout the term of this Agreement liability insurance which includes but is not limited to employer's liability, workman's compensation, general liability, public liability, property damage liability, product liability, completed operations liability and contractual liability in mutually agreed amounts but in no event less than minimum statutory requirements, if any. Each Party will, if requested by the other, furnish certificates of insurance indicating the foregoing coverage.

15.  FORCE MAJEURE

     Neither Party shall be in default under this Agreement nor any delay or failure to perform hereunder due to causes beyond its control and without its fault or negligence, including but not limited to acts of God, acts of any government in its sovereign or contractual capacity, strikes, fires, floods, riots, terrorist acts or threats, wars or embargoes; provided, however, that prompt written notice is given to the other Party describing such cause and the affected Party will resume performance as soon as possible.

16.  NOTICES

     Any and all notices permitted or required to be given hereunder shall be written and deemed to be duly given: (i) upon actual delivery, if delivery is by hand; (ii) upon the third business day after delivery, if the postage is properly prepaid and delivery is by first class, registered, certified (return receipt requested) mail; or (iii) upon receipt of e-mail or facsimile transmission, so long as the original is then sent by overnight delivery. Each such notice shall be sent to the respective Party at the address indicated below or to any other address that the respective Parties may designate from time to time. The record address of Simtek for this purpose is:

     Simtek Corporation
     4250 Buckingham Drive, Suite 100
     Colorado Springs, CO 80907
     Attn: Harold Blomquist or Simtek CEO
     Facsimile: (719) 531-9765

                         Simtek and Cypress Proprietary

The record address of Cypress for this purpose is:

     Cypress Semiconductor Corporation
     198 Champion Court
     San Jose, California 95134-1709
     Attn: Chief Financial Officer and General Counsel
     Facsimile: (408) 943-4730

     Either Party may, at any time, substitute for its previous record address any other address by giving proper prior written notice to the other Party of the substitution.

17.  STATUS OF PERSONNEL

     17.1. Simtek Personnel. Simtek acknowledges that all of the responsibilities and duties of the employer of all employees, contractors and agents ("Personnel") of Simtek visiting or otherwise working at Cypress' facilities with respect to such persons' compliance with Simtek's obligations under this Agreement are those of Simtek, and covenants and agrees that Simtek itself will assume responsibility for such persons' compliance as stated in this Agreement. Without limiting the generality of the foregoing, Simtek shall itself impose on each of the Simtek Personnel all of such persons' obligations hereunder, by contract or otherwise, and otherwise ensure that the principal duty of each of the Simtek Personnel shall be to Simtek, notwithstanding the location of such employee's place of work and the constraints imposed there.

     17.2. Indemnification by Simtek. Simtek will indemnify, defend and hold harmless Cypress against and from any and all Losses arising from, in connection with, or based on allegations, claims, suits, or proceedings of any of the following: (i) that any such Simtek Personnel is an employee of Cypress (such Losses including without limitation any employee benefit that any such person shall be so claimed or determined to be entitled to from Cypress after such a claim or determination that such person is an employee of Cypress), (ii) based upon any grossly negligent or intentionally wrongful act or grossly negligent or intentionally wrongful omission of any Simtek Personnel, or (iii) based upon any breach by any Simtek Personnel of any obligation of that person to Simtek imposed by this Agreement.

     17.3. Cypress Personnel. Cypress acknowledges that all of the responsibilities and duties of the employer of all of the Personnel of Cypress visiting or otherwise working at Cypress' or Simtek's facilities with respect to such persons' compliance with Cypress' obligations under this Agreement are those of Cypress, and covenants and agrees that Cypress itself will assume responsibility for such persons' compliance as stated above. Without limiting the generality of the foregoing, Cypress shall itself impose on each of the Cypress Personnel all of such persons' obligations hereunder, by contract or otherwise, and otherwise ensure that the principal duty of each of the Cypress Personnel shall be to Cypress, notwithstanding the location of such employee's place of work and the constraints imposed there.

     17.4. Indemnification by Cypress. Cypress will indemnify, defend and hold harmless the Simtek Indemnified Parties arising from, in connection with, or based on allegations, claims, suits, or proceedings of any of the following: (i) that any such Cypress Personnel is an employee of Simtek (such Losses including without limitation any employee benefit that any such person shall be so claimed or determined to be entitled to from Simtek after such a claim or determination that such person is an employee of Simtek), (ii) based upon any grossly negligent or intentionally wrongful act or grossly negligent or intentionally

                         Simtek and Cypress Proprietary
wrongful omission of any Cypress Personnel, or (iii) based upon any breach by any Cypress Personnel of any obligation of that person to Cypress imposed by this Agreement.

     17.5. Status of the Parties. The Parties shall remain independent contractors hereunder and not an agent of the other. Nothing contained within this Agreement nor any actions taken by, or arrangements entered into between, the Parties of this Agreement in accordance with the provisions hereof shall be construed as, or deemed to create, a partnership, joint venture or similar legal relationship. No Party shall have authority to contractually or otherwise commit the other Party to any obligations whatsoever to third parties.

     17.6. Non-Solicitation. Each Party agrees not to solicit or hire the other Party's Personnel during the term of this Agreement except by mutual consent; provided, however, that nothing contained herein shall prevent either Party from hiring such Personnel in response to a general hiring program conducted in the ordinary course of business not specifically directed to such Personnel or Personnel who approach the Party on an unsolicited basis.

 18. ASSIGNMENT

     18.1. Except as otherwise set forth in Section 2, neither Party shall transfer or assign in whole or in part this Agreement or any rights or interest hereunder without the prior written consent of the other Party, such consent not to be unreasonably withheld. Any attempted assignment in violation of this
Section 18.1 shall be null and void.

     18.2. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, executors, successors and assigns.

19.  WAIVER

     The failure of either Party at any time to require performance by the other Party of any section of this Agreement shall not affect the full right to require such performance at any time thereafter, nor shall the waiver by either Party of a breach of any section hereof be taken or held to be a waiver of any succeeding breach of such article, or as a waiver of the section itself.

20.  SEVERABILITY

     In the event that any provision or portion thereof in this Agreement is finally determined by a court of competent jurisdiction to be unenforceable or void, then such provision or portion thereof shall be deemed deleted and the balance of the provisions of this Agreement shall remain in full force and effect.

21.  DISPUTE RESOLUTION/INJUNCTIVE RELIEF/CHANGE MANAGEMENT

     The Parties will in good faith attempt to resolve amicably all disputes, controversies, or claims arising out of or related to this Agreement, including without limitation, the breach, termination, performance, invalidity or interpretation thereof (each, a "Dispute") in accordance with the procedures in this Section 21. The Parties also agree that they will, in good faith, consider reasonable changes to this agreement in response to the external environment, including without limitation, new market trends, facts not otherwise known at the inception of this agreement, or changes in customer demands (each a "Change") short of terminating the agreement.

     21.1. Initial Resolution Procedures.

               21.1.1. Within 5 business days after either Party provides notice to the other Party of a Dispute, the Approval Committee for each Party will consider the Dispute in person or by telephone and will attempt in good faith to resolve the Dispute for a period of 10 business days.

                         Simtek and Cypress Proprietary

               21.1.2. If the Dispute is not resolved, as agreed by the Parties in writing, within such period, the Parties will escalate the Dispute to the Senior Vice Presidents of Sales or similar level executive who will consider the Dispute at a mutually agreeable location and will attempt in good faith to resolve the Dispute for a period of 10 business days.

               21.1.3. In the case of Disputes not previously resolved as set forth above, the Parties will escalate the resolution of the Dispute to the Responsible Officers of each Party who will consider the Dispute in person at a location agreed to by the Parties. The parties shall attempt in good faith to resolve the Dispute for a period of 10 business days.

     21.2. Final Resolution Procedures. If the Dispute is not resolved, as agreed by the Parties in writing, after following the initial resolution procedures set forth in Section 21.1, either Party may bring suit regarding such Dispute in the applicable state and federal courts having jurisdiction over such Dispute, as permitted by law.

     21.3. Injunctive Relief. Notwithstanding Sections 21.1 and 21.2 above, each Party shall be entitled to seek equitable and injunctive relief in such court to prevent or stop a violation of the terms and conditions contained herein. Either Party's breach of this Agreement or violation of the other Party's Intellectual Property Rights may cause irreparable injury to such other Party for which such other Party may not have an adequate remedy at law. Each Party shall have the right to seek immediate relief from the court for breach of any obligation of confidentiality, infringement, misappropriation or misuse of any Intellectual Property Right, or any other claim where interim relief from the court is sought to prevent serious and irreparable injury to one of the Parties.

22.  GOVERNING LAW; JURISDICTION

     The terms and conditions of this Agreement shall be interpreted in accordance with and governed by the laws of the State of California, without giving effect to the doctrine of conflict of laws. The Parties hereto agree to submit to the exclusive jurisdiction of the federal and state courts in Santa Clara County, California with respect to the interpretation of this Agreement or for the purposes of any action arising out of or relating to this Agreement.

23.  HEADINGS

     All article, section, and paragraph headings of this Agreement, including any exhibits hereto, are for convenience only and are not to be construed as part of this Agreement or as defining or limiting in any way the purpose and intent of the provisions thereof.

24.  COUNTERPARTS

     This Agreement may be executed in counterparts, any one of which need not contain the signature of more than one Party and which shall be deemed an original, and all such counterparts taken together shall be regarded as one and the same instrument.

25.  ENTIRE AGREEMENT

     This Agreement, the Exhibits hereto and the Stock Purchase Warrants constitute the entire agreement between the Parties relating to the subject matter hereof, and supersede any and all prior written or oral understandings, commitments or agreements relating thereto. This Agreement may not be amended or modified except by a writing duly signed by the authorized representatives of the Parties hereto.

26.  EXPORT.

     Cypress acknowledges that the export, import, and use of certain hardware, software, and technical data provided hereunder is regulated by the United

                         Simtek and Cypress Proprietary

States and other governments. Cypress will be responsible for performance of all duties and obligations of the importer and exporter of record for all deliveries and transfers hereunder (including by electronic means), and shall otherwise be responsible for compliance with all applicable laws, regulations, tariffs, duties, and fees, including the U.S. Export Administration Act, the regulations implemented thereunder by the U.S. Department of Commerce, and any other applicable import and export laws or regulations of the U.S. or any other applicable nation, and obtaining any necessary export licenses and clearances thereunder. Cypress represents and warrants that it is not subject to any government order suspending, revoking or denying export or import privileges. Cypress will not export or re-export any personal computer software, system, part, technical data or sub-elements under this Agreement, directly or indirectly, to any destinations prohibited by the U.S. Government, including without limitation, to any country or other party listed on any list of prohibited or restricted countries or parties maintained by the U.S. Treasury Department or other applicable branch of the U.S. Government. The term "technical data" in this context, means such data as is defined as technical data by applicable U.S. Government export regulations.

                  [Remainder of Page Intentionally Left Blank]

                         Simtek and Cypress Proprietary

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers on the dates indicated below. Notwithstanding any statute, regulation, or other rule of law, a signature provided by facsimile shall be deemed to be an original signature.

FOR SIMTEK:                              FOR CYPRESS:

Simtek Corporation                       Cypress Semiconductor Corporation

By: /S/ HAROLD BLOMQUIST                 By: /S/ THOMAS SURRETTE
   --------------------------------          -----------------------------------

Title: CEO                               Title: V.P. - NV Memory Business
      -----------------------------            ---------------------------------
Date:  March 24, 2006                    Date:  March 24, 2006
     ------------------------------           ----------------------------------







































                         Simtek and Cypress Proprietary

                                    Exhibit A
                                    ---------

                               Royalty Rate Tables


CATEGORY A - STANDARD NVSRAM MEMORY PRODUCTS:

Incremental Revenue ($M)     Cumulative Revenue ($M)    Incremental Royalty Rate
------------------------     -----------------------    ------------------------

***                          ***                        ***

***                          ***                        ***

***                          ***                        ***

***                          ***                        ***


CATEGORY B - CUSTOM NVSRAM MEMORY PRODUCTS:

Incremental Revenue ($M)     Cumulative Revenue ($M)    Incremental Royalty Rate
------------------------     -----------------------    ------------------------
***                          ***                        ***

***                          ***                        ***

***                          ***                        ***

***                          ***                        ***

CATEGORY C - EMBEDDED NVSRAM PRODUCTS:

                         Die Area                       Royalty Rate
                         --------                       ------------

                           ***                              ***

                           ***                              ***

                           ***                              ***

                           ***                              ***(5)











---------------------
(5) Portions of Exhibit A have been omitted pursuant to a confidential treatment request with the Commission and have been filed separately with the Commission.



                         Simtek and Cypress Proprietary

                                    Exhibit B
                                    ---------

                                     Pricing














































                         Simtek and Cypress Proprietary

                                    Exhibit C
                                    ---------
                           Simtek Category A Products


--------------------- -------------------------------- --------------------------- ----------------------------------------
  Memory Structure           Memory Array Size            Additional Features               Input/Output Options

--------------------- -------------------------------- --------------------------- ----------------------------------------

       ***                 ***             ***                  ***                      ***                 ***

--------------------- --------------- ---------------- --------------------------- ------------------- --------------------
       ***                 ***             ***                  ***                      ***                 ***
--------------------- --------------- ---------------- --------------------------- ------------------- --------------------
       ***                 ***             ***                  ***                      ***                 ***
--------------------- --------------- ---------------- --------------------------- ------------------- --------------------
       ***                 ***             ***                  ***                      ***                 ***
--------------------- --------------- ---------------- --------------------------- ------------------- --------------------
       ***                 ***             ***                  ***                      ***                 ***
--------------------- --------------- ---------------- --------------------------- ------------------- --------------------
       ***                 ***             ***                  ***                      ***                 ***
--------------------- --------------- ---------------- --------------------------- ------------------- --------------------
       ***                 ***             ***                  ***                      ***                 ***
--------------------- --------------- ---------------- --------------------------- ------------------- --------------------
       ***                 ***             ***                  ***                      ***                 ***
--------------------- --------------- ---------------- --------------------------- ------------------- --------------------
       ***                 ***             ***                  ***                      ***                 ***(6)
--------------------- --------------- ---------------- --------------------------- ------------------- --------------------























---------------------
(6) Portions of Exhibit C have been omitted pursuant to a confidential treatment request with the Commission and have been filed separately with the Commission.




                         Simtek and Cypress Proprietary

                                    Exhibit D
                            Revenue Balancing Royalty

                                2006             2007              2008

                           Planned Revenue  Planned Revenue   Planned Revenue

Planned Revenue                  ***             ***                ***

(in $ million)



Threshold                        ***             ***                 ***

(in $ million)

For FY2006 the quarterly Planned Revenue and Thresholds are as defined below. In the first 60 days of 2007 the quarterly numbers for 2007 will be added to this document. Likewise in 2008.

                           Q106      Q206       Q306       Q406      Total

Planned Revenue             ***       ***        ***        ***       ***

Threshold                   ***       ***        ***        ***       ***(7)


Excess Revenue I:
-----------------

Excess Revenue I shall mean Cypress Category A Revenue minus (Simtek Category A Revenue multiplied by 3). If Simtek Category A Revenue exceeds the Threshold as defined above for any period, Excess Revenue for that period is 0.


Excess Revenue II:
------------------

Excess Revenue II shall mean Cypress Category A Revenue minus (Simtek Category A Revenue multiplied by 10). If Simtek Category A Revenue exceeds the Threshold as defined above for any period, Excess Revenue for that period is 0.









---------------------
(7) Portions of Exhibit D have been omitted pursuant to a confidential treatment request with the Commission and have been filed separately with the Commission.



                         Simtek and Cypress Proprietary

                                    Exhibit E
                                    ---------

                                 Confidentiality

1. Protection of Confidential Information. Each Party (the "Disclosing Party") may from time to time during the term of this Agreement disclose to the other Party (the "Receiving Party") certain Confidential Information. The Receiving Party will not use any Confidential Information of the Disclosing Party for any purpose not expressly permitted by this Agreement, and will disclose the Confidential Information of the Disclosing Party only to the employees or contractors of the Receiving Party who have a need to know such Confidential Information for purposes of this Agreement and who are under a duty of confidentiality no less restrictive than the Receiving Party's duty hereunder. The Receiving Party will protect the Disclosing Party's Confidential Information from unauthorized use, access, or disclosure in the same manner as the Receiving Party protects its own confidential or proprietary information of a similar nature and with no less than reasonable care.

2. Exceptions. The Receiving Party's obligations with respect to any Confidential Information of the Disclosing Party will terminate if such information: (1) was already lawfully known to the Receiving Party at the time of disclosure by the Disclosing Party; (2) is disclosed to the Receiving Party by a third party who had the right to make such disclosure without any confidentiality restrictions; (3) is, or through no fault of the Receiving Party has become, generally available to the public; or (4) is proven by the Receiving Party (who shall bear the burden of proof) to have been independently developed by the Receiving Party without use of the Disclosing Party's Confidential Information. In addition, the Receiving Party will be allowed to disclose Confidential Information of the Disclosing Party to the extent that such disclosure is: (a) approved in advance in writing by the Disclosing Party; (b) necessary for the Receiving Party to enforce its rights under this Agreement in connection with a legal proceeding; or (c) required by law or by the order or a court of similar judicial or administrative body, provided that the Receiving Party notifies the Disclosing Party in advance of such required disclosure promptly and in writing and cooperates with the Disclosing Party, at the Disclosing Party's reasonable request and expense, in any lawful action to contest or limit the scope of such required disclosure.

3. Mask Sets. In particular, and without limiting any obligation of Cypress, Cypress will protect all mask sets relating to the Simtek Products, whether transferred to Cypress or otherwise obtained by Cypress, as Confidential Information of Simtek in accordance with this Exhibit E.

4. Return of Confidential Information. The Receiving Party will return to the Disclosing Party or destroy all Confidential Information of the Disclosing Party in the Receiving Party's possession or control and permanently erase all electronic copies of such Confidential Information promptly upon the request of the Disclosing Party or at the expiration or termination of this Agreement or when no longer needed in connection with its performance under this Agreement, whichever comes first. Without limiting any obligation of Cypress, when any mask set is no longer usable by Cypress for the purposes of the Agreement, Cypress will return to Simtek or, at Simtek's request, destroy the mask set, and will permanently erase all electronic copies of such mask set and the information relating thereto. At the Disclosing Party's request, the Receiving Party will certify in writing signed by an officer of the Receiving Party that it has fully complied with the foregoing obligations.

5. Confidentiality of Agreement. Neither Party will disclose any terms of this Agreement to anyone other than its attorneys, accountants, and other professional advisors except: (1) as required by law; or (2) pursuant to a mutually agreeable press release; or (3) in connection with a proposed merger, financing, or sale of such Party's business (provided that any third party to whom the terms of this Agreement are to be disclosed signs a confidentiality agreement reasonably satisfactory to the other Party to this Agreement).

6. Independent Development. The terms of confidentiality under this Exhibit E will not be construed to limit either Party's right to develop independently or acquire products, concepts, systems, processes or techniques without use of the other Party's Confidential Information. The Disclosing Party acknowledges that




                         Simtek and Cypress Proprietary
the Receiving Party may develop information internally, or may receive information from other parties, that is similar to the Confidential Information of the Disclosing Party. Accordingly, nothing in this Exhibit E or in the Agreement will prohibit the Receiving Party from developing or having developed for it products, concepts, systems, processes or techniques that are similar to or compete with the products, concepts, systems, processes or techniques contemplated by or embodied in the Confidential Information provided that the Receiving Party does not violate any of its obligations under this Exhibit E in connection with such development.



































                         Simtek and Cypress Proprietary

                                   Schedule 1

                     Stock Purchase Warrant (March 24, 2006)
                     ---------------------------------------

     VOID AFTER 5:00 P.M., COLORADO TIME, ON MARCH 23, 2016



     NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.



Date: March 24, 2006

                               SIMTEK CORPORATION
                             STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, for value received, Cypress Semiconductor Corporation, a Delaware corporation ("Cypress"), is entitled to purchase from SIMTEK CORPORATION, a corporation organized under the laws of the State of Colorado (the "Company"), at any time or from time to time during the Exercise Period (as defined in Section 2 hereof), 10,000,000 fully paid and nonassessable shares of the Company's common stock, $0.01 par value (the "Common Stock"), at an exercise price per share (the "Exercise Price") of $0.75. The number of shares of Common Stock purchasable hereunder (the "Warrant Shares") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "Warrant" means this Warrant issued in connection with that certain License and Development Agreement, dated as of March 24, 2006, by and between the Company and Cypress.

     This Warrant is subject to the following terms, provisions and conditions:

     1. (a) Manner of Exercise; Issuance of Certificates. Subject to the provisions hereof, this Warrant may be exercised at any time during the Exercise Period by the holder hereof, in whole or in part, by delivery of a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company by 5 p.m. Colorado time on any Business Day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof) and upon payment to the Company as provided in Section 1(b) below of the applicable Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered and the completed Exercise Agreement shall have been delivered and payment shall have been made for such shares as set forth above. The Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding five (5) Business Days, after this Warrant shall have been so exercised (the "Delivery Period"). If the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and so long as the certificates therefor do not require a legend and the holder is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Warrant Shares so purchased to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DTC Transfer"). If the aforementioned conditions to a DTC Transfer are not satisfied, the Company shall deliver to the holder physical certificates representing the Warrant Shares so purchased. Further, the holder may instruct the Company to deliver to the holder physical certificates representing the Warrant Shares so purchased in lieu of delivering such shares by way of DTC Transfer. Any certificates so delivered shall be in such denominations as may be requested by the holder hereof, shall be registered in the name of such holder or such other name as shall be designated by such holder and, following the date on which the Warrant Shares may be sold by the holder pursuant to Rule 144(k) promulgated under the Securities Act (or a successor rule), shall not bear any restrictive legend relating to the Securities Act. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

        (b) Payment of Exercise Price. The holder shall pay the Exercise Price in immediately available funds.

     2. Period of Exercise. This Warrant may be exercised at any time or from time to time (an "Exercise Date") during the period (the "Exercise Period") beginning on (a) the date hereof and ending (b) at 5:00 p.m., Colorado time, on March 23, 2016.

     3. Certain Agreements of the Company. The Company hereby warrants, covenants and agrees as follows:

        (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and nonassessable and free from all taxes, liens, claims and encumbrances (except for restrictions existing under applicable securities laws).

        (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise in full of this Warrant.

         (c) Successors and Assigns. This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

4. Antidilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares issuable upon the exercise of the Warrants shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent; provided that, in no event shall the Exercise Price per share be reduced below $0.01.

         (a) Subdivision or Combination of Common Stock. If the Company, at any time during the Exercise Period, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares which may be purchased hereunder shall be proportionately increased. If the Company, at any time during the Exercise Period, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares which may be purchased hereunder shall be proportionately reduced.

         (b) Consolidation, Merger or Sale. In case of any consolidation of the Company with, or merger of the Company into, any other entity, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time during the Exercise Period, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities, cash or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to cause the provisions of this Section 4 thereafter to be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger, sale, or conveyance unless prior to the consummation thereof, the successor entity (if other than the Company) assumes by written instrument the obligations under this Warrant and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

         (c) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares issuable upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

         (d) Minimum Adjustment of the Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

         (e) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the closing bid price of a share of Common Stock on the Principal Market on the date of such exercise.

         (f)  Certain Definitions.

              (i) "Business Day" means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

              (ii) "Principal Market" means the Over-the-Counter Bulletin Board or, if the Common Stock is not traded on the Over-the-Counter Bulletin Board, then the principal securities exchange or trading market for the Common Stock.

     5. No Rights or Liabilities as a Stockholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     6.  Transfer, Exchange, Redemption and Replacement of Warrant.

         (a) Restriction on Transfer. Subject to the terms of this Agreement, this Warrant and the rights granted to the holder hereof are transferable in whole or in part, at any time, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Section 6(e) below. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

         (b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 6(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrant to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

         (c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         (d) Cancellation. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 6, this Warrant shall be promptly canceled by the Company.

         (e) Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

         (f) Exercise or Transfer Without Registration. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be reasonably acceptable to the Company and shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such exercise, transfer, or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance reasonably acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

     7. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) are entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Amended and Restated Registration Rights Agreement, dated March 24, 2006, by and between the Company and Cypress.

     8. Notices. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, or by confirmed facsimile, in each case addressed to a party. The addresses for such communications shall be:

             If to the Company:

             Simtek Corporation
             4250 Buckingham Dr., Suite 100
             Colorado Springs, CO 80907
             Telephone No.: (719) 531-9444
             Facsimile No.: (719) 531-9765
             Attention: Harold Blomquist, President

             With a copy to:

             Holme Roberts & Owen LLP
             1700 Lincoln Street, Suite 4100
             Denver, CO  80203-4541
             Telephone No.: (303) 861-7000
             Facsimile No.: (303) 866-0200
             Attention:  Hendrik F. Jordaan, Esq.

             If to Cypress:

             Cypress Semiconductor Corporation
             198 Champion Court
             San Jose, California 95134-1709
             Attn: Chief Financial Officer and General Counsel
             Facsimile: (408) 943-4730

             With a copy to:

             Cypress Semiconductor Corporation
             198 Champion Court
             San Jose, California 95134-1709
             Attn: Sr. Vice President of Memory and Imaging Division
             Facsimile: (408) 943-4730

         Either the Company or the holder may at any time designate any other person or address in place of that provided in this Section by giving written notice to the other in accordance with this Section.

     9. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this warrant shall be governed by and construed and enforced in accordance with the laws of the state of California.

     10. Miscellaneous.

         (a) This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the holder hereof.

         (b) The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

         (c) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

         (d) Subject to the restrictions on transfer set forth herein, this Warrant may be assigned by the holder. This Warrant may not be assigned by the Company. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the holder any legal or equitable right, remedy or cause of action under this Warrant. Cypress may assign this Warrant only to a transferee or assignee that is an Affiliate of Cypress. The term "Affiliate" shall mean with respect to any individual, corporation, partnership, association, trust, or any other entity (in each case, a "Person"), any Person, which, directly or indirectly, controls, is controlled by or is under common control with such Person.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


                                 SIMTEK CORPORATION


                                 By:
                                    --------------------------------------------
                                 Name:
                                 Title:

                           FORM OF EXERCISE AGREEMENT

         (To be Executed by the holder in order to Exercise the Warrant)

     To:   Simtek Corporation
           4250 Buckingham Dr., Suite 100
           Colorado Springs, CO 80907
           Telephone No.: (719) 531-9444
           Facsimile No.:  (719) 531-9765
           Attention: _____________________
           Its:__________________________

The undersigned hereby irrevocably exercises the right to purchase _____________ shares of the Common Stock, $.01 par value per share, of SIMTEK CORPORATION, a corporation organized under the laws of the State of Colorado (the "Company"), and tenders herewith payment of the Exercise Price in full, in the amount of $_____________, in cash, by certified bank check or by wire transfer of immediately available funds for the account of the Company; and

     The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

[ ] The undersigned requests that the Company cause its transfer agent to electronically transmit the Common Stock issuable pursuant to this Exercise Agreement to the account of the undersigned or its nominee (which is _________________) with DTC through its Deposit Withdrawal Agent Commission System ("DTC Transfer").

[ ] In lieu of receiving the shares of Common Stock issuable pursuant to this Exercise Agreement by way of DTC Transfer, the undersigned hereby requests that the Company cause its transfer agent to issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

     The undersigned requests that a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant, in the name of the Holder and delivered to the undersigned at the address set forth below:


Dated:_________________              _____________________________________
                                     Signature of Holder

                                     _____________________________________
                                     Name of Holder (Print)
                                     Address:
                                     _____________________________________
                                     _____________________________________
                                     _____________________________________

                               FORM OF ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the attached Warrant, with respect to the number of shares of Common Stock covered thereby issuable pursuant to the attached Warrant set forth hereinbelow, to:


Name of Assignee                   Address                          No of Shares
----------------                   -------                          ------------



and hereby irrevocably constitutes and appoints ________________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Dated: _____________________, ____

In the presence of

____________________________

                                       Name: ____________________________


                                             Signature: _______________________
                                             Title of Signing Officer or Agent
                                             (if any):


                                             Address: __________________________
                                                      __________________________


                                             Note: The above signature should
                                                   correspond exactly with the
                                                   name on theface of the
                                                   within Warrant.







                         Simtek and Cypress Proprietary

                                   Schedule 2

                     Stock Purchase Warrant (June 30, 2006)
                     --------------------------------------

     VOID AFTER 5:00 P.M., COLORADO TIME,
     ON JUNE 30, 2016



     NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), or the securities laws of any state of the United States. The securities represented hereby may not be offered or sold in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred under an available exemption from the registration requirements of those laws.



Date: June 30, 2006

                               SIMTEK CORPORATION
                             STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, for value received, Cypress Semiconductor Corporation, a Delaware corporation ("Cypress"), is entitled to purchase from SIMTEK CORPORATION, a corporation organized under the laws of the State of Colorado (the "Company"), at any time or from time to time during the Exercise Period (as defined in Section 2 hereof), 5,000,000 fully paid and nonassessable shares of the Company's common stock, $0.01 par value (the "Common Stock"), at an exercise price per share (the "Exercise Price") of $0.75. The number of shares of Common Stock purchasable hereunder (the "Warrant Shares") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "Warrant" means this Warrant issued in connection with that certain License and Development Agreement, dated as of March 24, 2006, by and between the Company and Cypress.

     This Warrant is subject to the following terms, provisions and conditions:

     1. (a) Manner of Exercise; Issuance of Certificates. Subject to the provisions hereof, this Warrant may be exercised at any time during the Exercise Period by the holder hereof, in whole or in part, by delivery of a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company by 5 p.m. Colorado time on any Business Day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof) and upon payment to the Company as provided in Section 1(b) below of the applicable Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered and the completed Exercise Agreement shall have been delivered and payment shall have been made for such shares as set forth above. The Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding five (5) Business Days, after this Warrant shall have been so exercised (the "Delivery Period"). If the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and so long as the certificates therefor do not require a legend and the holder is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Warrant Shares so purchased to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DTC Transfer"). If the aforementioned conditions to a DTC Transfer are not satisfied, the Company shall deliver to the holder physical certificates representing the Warrant Shares so purchased. Further, the holder may instruct the Company to deliver to the holder physical certificates representing the Warrant Shares so purchased in lieu of delivering such shares by way of DTC Transfer. Any certificates so delivered shall be in such denominations as may be requested by the holder hereof, shall be registered in the name of such holder or such other name as shall be designated by such holder and, following the date on which the Warrant Shares may be sold by the holder pursuant to Rule 144(k) promulgated under the Securities Act (or a successor rule), shall not bear any restrictive legend relating to the Securities Act. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

         (b) Payment of Exercise Price. The holder shall pay the Exercise Price in immediately available funds.

     2. Period of Exercise. This Warrant may be exercised at any time or from time to time (an "Exercise Date") during the period (the "Exercise Period") beginning on (a) the date hereof and ending (b) at 5:00 p.m., Colorado time, on June 30, 2016.

     3. Certain Agreements of the Company. The Company hereby warrants, covenants and agrees as follows:

         (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and nonassessable and free from all taxes, liens, claims and encumbrances (except for restrictions existing under applicable securities laws).

         (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise in full of this Warrant.

         (c) Successors and Assigns. This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

     4. Antidilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares issuable upon the exercise of the Warrants shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent; provided that, in no event shall the Exercise Price per share be reduced below $0.01.

         (a) Subdivision or Combination of Common Stock. If the Company, at any time during the Exercise Period, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares which may be purchased hereunder shall be proportionately increased. If the Company, at any time during the Exercise Period, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares which may be purchased hereunder shall be proportionately reduced.

         (b) Consolidation, Merger or Sale. In case of any consolidation of the Company with, or merger of the Company into, any other entity, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time during the Exercise Period, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities, cash or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to cause the provisions of this Section 4 thereafter to be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger, sale, or conveyance unless prior to the consummation thereof, the successor entity (if other than the Company) assumes by written instrument the obligations under this Warrant and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

         (c) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares issuable upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

         (d) Minimum Adjustment of the Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

         (e) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the closing bid price of a share of Common Stock on the Principal Market on the date of such exercise.

         (f) Certain Definitions.

              (i) "Business Day" means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

              (ii) "Principal Market" means the Over-the-Counter Bulletin Board or, if the Common Stock is not traded on the Over-the-Counter Bulletin Board, then the principal securities exchange or trading market for the Common Stock.

     5. No Rights or Liabilities as a Stockholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     6.  Transfer, Exchange, Redemption and Replacement of Warrant.

         (a) Restriction on Transfer. Subject to the terms of this Agreement, this Warrant and the rights granted to the holder hereof are transferable in whole or in part, at any time, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Section 6(e) below. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

         (b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 6(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrant to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

         (c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         (d) Cancellation. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 6, this Warrant shall be promptly canceled by the Company.

         (e) Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

         (f) Exercise or Transfer Without Registration. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be reasonably acceptable to the Company and shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such exercise, transfer, or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance reasonably acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

     7. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) are entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Amended and Restated Registration Rights Agreement, dated March 24, 2006, by and between the Company and Cypress. 8. Notices. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, or by confirmed facsimile, in each case addressed to a party. The addresses for such communications shall be:

             If to the Company:

             Simtek Corporation
             4250 Buckingham Dr., Suite 100
             Colorado Springs, CO 80907
             Telephone No.: (719) 531-9444
             Facsimile No.: (719) 531-9765
             Attention: Harold Blomquist, President

             With a copy to:

             Holme Roberts & Owen LLP
             1700 Lincoln Street, Suite 4100
             Denver, CO  80203-4541
             Telephone No.: (303) 861-7000
             Facsimile No.: (303) 866-0200
             Attention:  Hendrik F. Jordaan, Esq.

             If to Cypress:

             Cypress Semiconductor Corporation
             198 Champion Court
             San Jose, California 95134-1709
             Attn: Chief Financial Officer and General Counsel
             Facsimile: (408) 943-4730

             With a copy to:

             Cypress Semiconductor Corporation
             198 Champion Court
             San Jose, California 95134-1709
             Attn: Sr. Vice President of Memory and Imaging Division
             Facsimile: (408) 943-4730

     Either the Company or the holder may at any time designate any other person or address in place of that provided in this Section by giving written notice to the other in accordance with this Section.

     9. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this warrant shall be governed by and construed and enforced in accordance with the laws of the state of California.

     10. Miscellaneous.

         (a) This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the holder hereof.

         (b) The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

         (c) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

         (d) Subject to the restrictions on transfer set forth herein, this Warrant may be assigned by the holder. This Warrant may not be assigned by the Company. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the holder any legal or equitable right, remedy or cause of action under this Warrant. Cypress may assign this Warrant only to a transferee or assignee that is an Affiliate of Cypress. The term "Affiliate" shall mean with respect to any individual, corporation, partnership, association, trust, or any other entity (in each case, a "Person"), any Person, which, directly or indirectly, controls, is controlled by or is under common control with such Person.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.



                                 SIMTEK CORPORATION


                                 By:
                                    --------------------------------------------
                                 Name:
                                 Title:

                           FORM OF EXERCISE AGREEMENT

         (To be Executed by the holder in order to Exercise the Warrant)

     To:   Simtek Corporation
           4250 Buckingham Dr., Suite 100
           Colorado Springs, CO 80907
           Telephone No.: (719) 531-9444
           Facsimile No.:  (719) 531-9765
           Attention: _____________________
           Its:__________________________

The undersigned hereby irrevocably exercises the right to purchase _____________ shares of the Common Stock, $.01 par value per share, of SIMTEK CORPORATION, a corporation organized under the laws of the State of Colorado (the "Company"), and tenders herewith payment of the Exercise Price in full, in the amount of $_____________, in cash, by certified bank check or by wire transfer of immediately available funds for the account of the Company; and

     The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

[ ] The undersigned requests that the Company cause its transfer agent to electronically transmit the Common Stock issuable pursuant to this Exercise Agreement to the account of the undersigned or its nominee (which is _________________) with DTC through its Deposit Withdrawal Agent Commission System ("DTC Transfer").

[ ] In lieu of receiving the shares of Common Stock issuable pursuant to this Exercise Agreement by way of DTC Transfer, the undersigned hereby requests that the Company cause its transfer agent to issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

     The undersigned requests that a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant, in the name of the Holder and delivered to the undersigned at the address set forth below:


Dated:_________________              _____________________________________
                                     Signature of Holder

                                     _____________________________________
                                     Name of Holder (Print)
                                     Address:
                                     _____________________________________
                                     _____________________________________
                                     _____________________________________

                               FORM OF ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the attached Warrant, with respect to the number of shares of Common Stock covered thereby issuable pursuant to the attached Warrant set forth hereinbelow, to:


Name of Assignee                   Address                          No of Shares
----------------                   -------                          ------------



and hereby irrevocably constitutes and appoints ________________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Dated: _____________________, ____

In the presence of

____________________________

                                       Name: ____________________________


                                             Signature: _______________________
                                             Title of Signing Officer or Agent
                                             (if any):


                                             Address: __________________________
                                                      __________________________


                                             Note: The above signature should
                                                   correspond exactly with the
                                                   name on theface of the
                                                   within Warrant.








                         Simtek and Cypress Proprietary

                                   Schedule 3

                   Stock Purchase Warrant (December 31, 2006)

     VOID AFTER 5:00 P.M., COLORADO TIME,
     ON DECEMBER 31, 2016



     NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), or the securities laws of any state of the United States. The securities represented hereby may not be offered or sold in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred under an available exemption from the registration requirements of those laws.



Date: December 31, 2006

                               SIMTEK CORPORATION
                             STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, for value received, Cypress Semiconductor Corporation, a Delaware corporation ("Cypress"), is entitled to purchase from SIMTEK CORPORATION, a corporation organized under the laws of the State of Colorado (the "Company"), at any time or from time to time during the Exercise Period (as defined in Section 2 hereof), 5,000,000 fully paid and nonassessable shares of the Company's common stock, $0.01 par value (the "Common Stock"), at an exercise price per share (the "Exercise Price") of $0.75. The number of shares of Common Stock purchasable hereunder (the "Warrant Shares") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "Warrant" means this Warrant issued in connection with that certain License and Development Agreement, dated as of March 24, 2006, by and between the Company and Cypress.

     This Warrant is subject to the following terms, provisions and conditions:

     1. (a) Manner of Exercise; Issuance of Certificates. Subject to the provisions hereof, this Warrant may be exercised at any time during the Exercise Period by the holder hereof, in whole or in part, by delivery of a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company by 5 p.m. Colorado time on any Business Day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof) and upon payment to the Company as provided in Section 1(b) below of the applicable Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered and the completed Exercise Agreement shall have been delivered and payment shall have been made for such shares as set forth above. The Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding five (5) Business Days, after this Warrant shall have been so exercised (the "Delivery Period"). If the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and so long as the certificates therefor do not require a legend and the holder is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Warrant Shares so purchased to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DTC Transfer"). If the aforementioned conditions to a DTC Transfer are not satisfied, the Company shall deliver to the holder physical certificates representing the Warrant Shares so purchased. Further, the holder may instruct the Company to deliver to the holder physical certificates representing the Warrant Shares so purchased in lieu of delivering such shares by way of DTC Transfer. Any certificates so delivered shall be in such denominations as may be requested by the holder hereof, shall be registered in the name of such holder or such other name as shall be designated by such holder and, following the date on which the Warrant Shares may be sold by the holder pursuant to Rule 144(k) promulgated under the Securities Act (or a successor rule), shall not bear any restrictive legend relating to the Securities Act. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

         (b) Payment of Exercise Price. The holder shall pay the Exercise Price in immediately available funds.

     2. Period of Exercise. This Warrant may be exercised at any time or from time to time (an "Exercise Date") during the period (the "Exercise Period") beginning on (a) the date hereof and ending (b) at 5:00 p.m., Colorado time, on December 31, 2016.

     3. Certain Agreements of the Company. The Company hereby warrants, covenants and agrees as follows:

         (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and nonassessable and free from all taxes, liens, claims and encumbrances (except for restrictions existing under applicable securities laws).

         (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise in full of this Warrant.

         (c) Successors and Assigns. This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

     4. Antidilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares issuable upon the exercise of the Warrants shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent; provided that, in no event shall the Exercise Price per share be reduced below $0.01.

         (a) Subdivision or Combination of Common Stock. If the Company, at any time during the Exercise Period, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares which may be purchased hereunder shall be proportionately increased. If the Company, at any time during the Exercise Period, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares which may be purchased hereunder shall be proportionately reduced.

         (b) Consolidation, Merger or Sale. In case of any consolidation of the Company with, or merger of the Company into, any other entity, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time during the Exercise Period, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities, cash or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to cause the provisions of this Section 4 thereafter to be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger, sale, or conveyance unless prior to the consummation thereof, the successor entity (if other than the Company) assumes by written instrument the obligations under this Warrant and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

         (c) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares issuable upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

         (d) Minimum Adjustment of the Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

         (e) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the closing bid price of a share of Common Stock on the Principal Market on the date of such exercise.

         (f)  Certain Definitions.

              (i) "Business Day" means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

              (ii) "Principal Market" means the Over-the-Counter Bulletin Board or, if the Common Stock is not traded on the Over-the-Counter Bulletin Board, then the principal securities exchange or trading market for the Common Stock.

     5. No Rights or Liabilities as a Stockholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     6.  Transfer, Exchange, Redemption and Replacement of Warrant.

         (a) Restriction on Transfer. Subject to the terms of this Agreement, this Warrant and the rights granted to the holder hereof are transferable in whole or in part, at any time, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Section 6(e) below. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

         (b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 6(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrant to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

         (c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         (d) Cancellation. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 6, this Warrant shall be promptly canceled by the Company.

         (e) Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

         (f) Exercise or Transfer Without Registration. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be reasonably acceptable to the Company and shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such exercise, transfer, or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance reasonably acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

     7. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) are entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Amended and Restated Registration Rights Agreement, dated March 24, 2006, by and between the Company and Cypress. 8. Notices. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, or by confirmed facsimile, in each case addressed to a party. The addresses for such communications shall be:

             If to the Company:

             Simtek Corporation
             4250 Buckingham Dr., Suite 100
             Colorado Springs, CO 80907
             Telephone No.: (719) 531-9444
             Facsimile No.: (719) 531-9765
             Attention: Harold Blomquist, President

             With a copy to:

             Holme Roberts & Owen LLP
             1700 Lincoln Street, Suite 4100
             Denver, CO  80203-4541
             Telephone No.: (303) 861-7000
             Facsimile No.: (303) 866-0200
             Attention:  Hendrik F. Jordaan, Esq.

             If to Cypress:

             Cypress Semiconductor Corporation
             198 Champion Court
             San Jose, California 95134-1709
             Attn: Chief Financial Officer and General Counsel
             Facsimile: (408) 943-4730

             With a copy to:

             Cypress Semiconductor Corporation
             198 Champion Court
             San Jose, California 95134-1709
             Attn: Sr. Vice President of Memory and Imaging Division
             Facsimile: (408) 943-4730

     Either the Company or the holder may at any time designate any other person or address in place of that provided in this Section by giving written notice to the other in accordance with this Section.

     9. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this warrant shall be governed by and construed and enforced in accordance with the laws of the state of California.

     10. Miscellaneous.

         (a) This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the holder hereof.

         (b) The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

         (c) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

         (d) Subject to the restrictions on transfer set forth herein, this Warrant may be assigned by the holder. This Warrant may not be assigned by the Company. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the holder any legal or equitable right, remedy or cause of action under this Warrant. Cypress may assign this Warrant only to a transferee or assignee that is an Affiliate of Cypress. The term "Affiliate" shall mean with respect to any individual, corporation, partnership, association, trust, or any other entity (in each case, a "Person"), any Person, which, directly or indirectly, controls, is controlled by or is under common control with such Person.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.



                                 SIMTEK CORPORATION


                                 By:
                                    --------------------------------------------
                                 Name:
                                 Title:

                           FORM OF EXERCISE AGREEMENT

         (To be Executed by the holder in order to Exercise the Warrant)

     To:   Simtek Corporation
           4250 Buckingham Dr., Suite 100
           Colorado Springs, CO 80907
           Telephone No.: (719) 531-9444
           Facsimile No.:  (719) 531-9765
           Attention: _____________________
           Its:__________________________

The undersigned hereby irrevocably exercises the right to purchase _____________ shares of the Common Stock, $.01 par value per share, of SIMTEK CORPORATION, a corporation organized under the laws of the State of Colorado (the "Company"), and tenders herewith payment of the Exercise Price in full, in the amount of $_____________, in cash, by certified bank check or by wire transfer of immediately available funds for the account of the Company; and

     The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

[ ] The undersigned requests that the Company cause its transfer agent to electronically transmit the Common Stock issuable pursuant to this Exercise Agreement to the account of the undersigned or its nominee (which is _________________) with DTC through its Deposit Withdrawal Agent Commission System ("DTC Transfer").

[ ] In lieu of receiving the shares of Common Stock issuable pursuant to this Exercise Agreement by way of DTC Transfer, the undersigned hereby requests that the Company cause its transfer agent to issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

     The undersigned requests that a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant, in the name of the Holder and delivered to the undersigned at the address set forth below:


Dated:_________________              _____________________________________
                                     Signature of Holder

                                     _____________________________________
                                     Name of Holder (Print)
                                     Address:
                                     _____________________________________
                                     _____________________________________
                                     _____________________________________

                               FORM OF ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the attached Warrant, with respect to the number of shares of Common Stock covered thereby issuable pursuant to the attached Warrant set forth hereinbelow, to:


Name of Assignee                   Address                          No of Shares
----------------                   -------                          ------------



and hereby irrevocably constitutes and appoints ________________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Dated: _____________________, ____

In the presence of

____________________________

                                       Name: ____________________________


                                             Signature: _______________________
                                             Title of Signing Officer or Agent
                                             (if any):


                                             Address: __________________________
                                                      __________________________


                                             Note: The above signature should
                                                   correspond exactly with the
                                                   name on theface of the
                                                   within Warrant.








                         Simtek and Cypress Proprietary